UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

SYNLOGIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37566	26-1824804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Binney St., Suite 402 Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 401-9975

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SYBX	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As further described in Item 5.07 of this Current Report on Form 8-K (the “Report”), Synlogic, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”) on June 15, 2023, at which the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to add a new Article X to the Certificate of Incorporation to permit exculpation of officers of the Company for breaches of the fiduciary duty of care to the extent permitted by recent amendments to the Delaware General Corporation Law (the “Amendment”).

The Amendment is described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 1, 2023 (the “Proxy Statement”). The Amendment became effective upon the Company’s filing of a Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Synlogic, Inc. with the Secretary of State of Delaware on June 15, 2023 (the “Certificate of Amendment”). The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 to this Report and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) On June 15, 2023, the Company held its Annual Meeting. At the Annual Meeting, a quorum of 59,359,861 shares of the Company’s common stock, or 87.09% of the outstanding shares of common stock entitled to vote as of the record date of April 18, 2023, were present or represented by proxy.

(b) The following actions were taken at the Annual Meeting:

1. The following nominees were reelected to serve on the Company’s board of directors (the “Board of Directors”) as Class II directors until the Company’s 2026 annual meeting of stockholders, based on the following votes:

Nominee	Shares Voted For	Shares Voted to Withhold Authority	Broker Non-Vote
Peter Barrett, Ph.D.	48,562,574	606,623	10,190,664
Michael Heffernan	43,518,474	5,650,723	10,190,664
Lisa Kelly-Croswell	43,651,100	5,518,097	10,190,664
Edward Mathers	32,479,275	16,689,922	10,190,664

After the Annual Meeting, Aoife Brennan, MB, BCh, BAO, MMSc, Patricia Hurter, Ph.D., and Richard P. Shea continued to serve as Class I Directors for terms that expire at the 2025 annual meeting and Michael Burgess, MB, CHB, Ph.D and Nick Leschly continued to serve as Class III Directors for terms that expire at the 2024 annual meeting.

2. The Company’s stockholders approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, based on the following votes:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Votes
48,309,989	619,243	239,965	10,190,664

3. The selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified, based on the following votes:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Votes
59,077,771	31,856	250,234	—

4. The Company’s stockholders approved the proposed amendment to the Company’s Amended and Restated Certificate of Incorporation, as disclosed in the Proxy Statement, based on the following votes:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Votes
48,468,332	496,262	204,603	10,190,664

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Synlogic, Inc., dated June 15, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNLOGIC, INC.

Date: June 15, 2023	By:	/s/ Michael Jensen
	Name:	Michael Jensen
	Title:	Chief Financial Officer